Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	41,320	47,370	46,062	52,685	187,437	54,883	71,411			126,294
Equity in earnings of affiliates	929	1,506	1,314	1,338	5,087	1,359	1,812			3,171
Other income	618	521	557	275	1,971	310	130			440
	42,867	49,397	47,933	54,298	194,495	56,552	73,353			129,905

Costs and Expenses
Purchased crude oil, natural gas and products	26,715	30,820	30,862	35,032	123,429	37,820	51,214			89,034
Production and operating expenses	2,492	2,557	2,620	3,014	10,683	2,691	3,111			5,802
Selling, general and administrative expenses	527	604	569	606	2,306	526	629			1,155
Exploration expenses	262	259	218	268	1,007	309	288			597
Depreciation, depletion and amortization	2,024	2,016	2,052	2,206	8,298	2,209	2,178			4,387
Impairments-expropriated assets	-	4,588	-	-	4,588	-	-			-
Impairments	(1)	98	188	157	442	6	19			25
Taxes other than income taxes*	4,374	4,697	4,583	5,336	18,990	5,155	5,796			10,951
Accretion on discounted liabilities	79	81	81	100	341	104	96			200
Interest and debt expense	307	319	391	236	1,253	207	210			417
Foreign currency transaction (gains) losses	1	(179)	(20)	(3)	(201)	(43)	-			(43)
Minority interests	21	19	25	22	87	19	17			36
	36,801	45,879	41,569	46,974	171,223	49,003	63,558			112,561

Income before income taxes	6,066	3,518	6,364	7,324	23,272	7,549	9,795			17,344
Provision for income taxes	2,520	3,217	2,691	2,953	11,381	3,410	4,356			7,766

Net Income	3,546	301	3,673	4,371	11,891	4,139	5,439			9,578
* Includes excise taxes on petroleum products sales:	3,841	4,069	3,954	4,073	15,937	3,857	4,091			7,948

Net income per share of common stock (dollars)
Basic	2.15	0.18	2.26	2.75	7.32	2.65	3.54			6.18
Diluted	2.12	0.18	2.23	2.71	7.22	2.62	3.50			6.11

Average common shares outstanding (in thousands)
Basic	1,647,352	1,635,848	1,622,456	1,590,957	1,623,994	1,562,198	1,534,975			1,548,587
Diluted	1,668,847	1,657,999	1,644,267	1,612,179	1,645,919	1,582,025	1,555,447			1,568,867

SUMMARY OF INCOME (LOSS) BY SEGMENT

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net Income (Loss)
U.S. E&P	916	1,055	1,225	1,052	4,248	1,349	1,852			3,201
International E&P	1,413	(3,459)	857	1,556	367	1,538	2,147			3,685
Total E&P	2,329	(2,404)	2,082	2,608	4,615	2,887	3,999			6,886

Midstream	85	102	104	162	453	137	162			299

U.S. R&M	896	1,879	873	967	4,615	435	587			1,022
International R&M	240	479	434	155	1,308	85	77			162
Total R&M	1,136	2,358	1,307	1,122	5,923	520	664			1,184

LUKOIL Investment	256	526	387	649	1,818	710	774			1,484

Chemicals	82	68	110	99	359	52	18			70

Emerging Businesses	(1)	(12)	3	2	(8)	12	8			20

Corporate and Other	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)			(365)

Consolidated	3,546	301	3,673	4,371	11,891	4,139	5,439			9,578

SUMMARY OF INCOME (LOSS) BY SEGMENT (continued)

	Millions of Dollars
	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income Before Income Taxes
U.S. E&P	1,425	1,627	1,867	1,560	6,479	2,094	2,848			4,942
International E&P	2,894	(1,976)	2,357	3,464	6,739	3,822	5,211			9,033
Total E&P	4,319	(349)	4,224	5,024	13,218	5,916	8,059			13,975

Midstream	132	156	157	245	690	206	243			449

U.S. R&M	1,400	2,891	1,369	1,526	7,186	717	938			1,655
International R&M	218	633	403	167	1,421	101	32			133
Total R&M	1,618	3,524	1,772	1,693	8,607	818	970			1,788

LUKOIL Investment	262	542	396	663	1,863	729	795			1,524

Chemicals	107	80	140	20	347	54	-			54

Emerging Businesses	(3)	(20)	(17)	(2)	(42)	15	17			32

Corporate and Other	(369)	(415)	(308)	(319)	(1,411)	(189)	(289)			(478)

Consolidated	6,066	3,518	6,364	7,324	23,272	7,549	9,795			17,344

Effective Tax Rates
U.S. E&P	35.7%	35.2%	34.4%	32.6%	34.4%	35.6%	35.0%			35.2%
International E&P	51.2%	-	63.6%	55.1%	94.6%	59.8%	58.8%			59.2%
Total E&P	46.1%	-588.8%	50.7%	48.1%	65.1%	51.2%	50.4%			50.7%

Midstream	35.6%	34.6%	33.8%	33.9%	34.3%	33.5%	33.3%			33.4%

U.S. R&M	36.0%	35.0%	36.2%	36.6%	35.8%	39.3%	37.4%			38.2%
International R&M	-10.1%	24.3%	-7.7%	7.2%	8.0%	15.8%	-140.6%			-21.8%
Total R&M	29.8%	33.1%	26.2%	33.7%	31.2%	36.4%	31.5%			33.8%

LUKOIL Investment	2.3%	3.0%	2.3%	2.1%	2.4%	2.6%	2.6%			2.6%

Chemicals	23.4%	15.0%	21.4%	-	-3.5%	3.7%	-			-29.6%

Emerging Businesses	66.7%	40.0%	-	-	81.0%	20.0%	52.9%			37.5%

Corporate and Other	7.6%	18.8%	-3.9%	15.0%	10.1%	5.3%	35.6%			23.6%

Consolidated	41.5%	91.4%	42.3%	40.3%	48.9%	45.2%	44.4%			44.8%

CERTAIN ITEMS INCLUDED IN NET INCOME (AFTER-TAX)

	Millions of Dollars
	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain on asset sales	36	11	-	25	72	4	12			16
FERC Rulings	-	-	94	-	94	-	-			-
Impairments	-	-	-	(45)	(45)	-	-			-
Business interruption insurance claims recovery	-	-	-	13	13	-	-			-
Total	36	11	94	(7)	134	4	12			16

International E&P
Gain (loss) on asset sales	407	(82)	164	147	636	8	-			8
International tax law changes	38	-	-	171	209	-	-			-
Impairment - expropriated assets	-	(4,512)	-	-	(4,512)	-	-			-
Impairments	(88)	(33)	(32)	(75)	(228)	-	-			-
Pending claims and settlements	-	-	-	28	28	-	-			-
Total	357	(4,627)	132	271	(3,867)	8	-			8

Total E&P	393	(4,616)	226	264	(3,733)	12	12			24

Midstream

Total	-	-	-	-	-	-	-			-

U.S. R&M
Gain on asset sales	-	-	2	14	16	116	8			124
Impairments	(13)	-	3	(2)	(12)	(3)	(10)			(13)
Business interruption insurance claims recovery	-	-	-	10	10	-	-			-
Total	(13)	-	5	22	14	113	(2)			111

International R&M
Gain on asset sales	-	163	158	2	323	-	1			1
Impairments	148	(5)	(30)	11	124	-	-			-
Germany tax rate change	-	-	141	-	141	-	-			-
Total	148	158	269	13	588	-	1			1

Total R&M	135	158	275	35	603	113	(1)			112

LUKOIL Investment

Total	-	-	-	-	-	-	-			-

Chemicals
Asset retirements recorded by CPChem	-	(21)	-	-	(21)	-	-			-
Tax benefit on capital loss	-	-	-	65	65	-	-			-
Total	-	(21)	-	65	44	-	-			-

Emerging Businesses

Total	-	-	-	-	-	-	-			-

Corporate and Other
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-	-			-
FERC Rulings	-	-	(14)	-	(14)	-	-			-
Premium on early debt retirement	(14)	-	-	-	(14)	-	-			-
Pending claims and settlements	-	-	-	-	-	35	-			35
Canada tax law change	-	-	-	15	15	-	-			-
Total	(27)	(16)	(25)	11	(57)	35	-			35

Total Company	501	(4,495)	475	375	(3,143)	160	11			171

CASH FLOW INFORMATION

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	3,546	301	3,673	4,371	11,891	4,139	5,439			9,578
Depreciation, depletion and amortization	2,024	2,016	2,052	2,206	8,298	2,209	2,178			4,387
Impairment - expropriated assets	-	4,588	-	-	4,588	-	-			-
Impairments	(1)	98	188	157	442	6	19			25
Dry hole costs and leasehold impairments	148	133	74	108	463	154	127			281
Accretion on discounted liabilities	79	81	81	100	341	104	96			200
Deferred income taxes	77	103	(125)	(212)	(157)	(17)	28			11
Undistributed equity earnings	(557)	(678)	(237)	(351)	(1,823)	(987)	(1,001)			(1,988)
Net gain on asset dispositions	(499)	(428)	(389)	(32)	(1,348)	(181)	(32)			(213)
Other	(94)	182	(60)	77	105	(164)	83			(81)
Net working capital changes	2,150	(1,630)	734	496	1,750	1,324	(1,503)			(179)
Net Cash Provided by
Operating Activities	6,873	4,766	5,991	6,920	24,550	6,587	5,434			12,021

Cash Flows from Investing Activities
Capital expenditures & investments	(2,847)	(2,500)	(2,560)	(3,884)	(11,791)	(3,322)	(3,398)			(6,720)
Proceeds from asset dispositions	1,343	872	842	515	3,572	370	71			441
Long-term advances to/collections from affiliates and other investments	(144)	(97)	(118)	16	(343)	(60)	(83)			(143)
Net Cash Used for Investing Activities	(1,648)	(1,725)	(1,836)	(3,353)	(8,562)	(3,012)	(3,410)			(6,422)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(3,491)	(865)	(961)	(202)	(5,519)	(202)	426			224
Issuance of stock	40	141	70	34	285	7	178			185
Repurchase of stock	(1,000)	(1,000)	(2,501)	(2,500)	(7,001)	(2,496)	(2,512)			(5,008)
Dividends	(674)	(668)	(667)	(652)	(2,661)	(730)	(719)			(1,449)
Other	(49)	(104)	(136)	(155)	(444)	(196)	(44)			(240)
Net Cash Used for
Financing Activities	(5,174)	(2,496)	(4,195)	(3,475)	(15,340)	(3,617)	(2,671)			(6,288)

Effect of Exchange Rate Changes	(8)	6	8	(15)	(9)	9	11			20

Net Change in Cash
and Cash Equivalents	43	551	(32)	77	639	(33)	(636)			(669)
Cash and cash equivalents
at beginning of period	817	860	1,411	1,379	817	1,456	1,423			1,456
Cash and Cash Equivalents
at End of Period	860	1,411	1,379	1,456	1,456	1,423	787			787

	Millions of Dollars
	2007					2008
Capital Program	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,570	2,148	2,177	3,040	9,935	2,818	2,806			5,624
Loans and advances	157	111	122	238	628	67	85			152
Joint venture acquisition obligation--principal	-	140	142	143	425	145	148			293
E&P total	2,727	2,399	2,441	3,421	10,988	3,030	3,039			6,069
Midstream*	-	2	-	3	5	-	-			-
R&M
Capital expenditures and investments	205	271	276	634	1,386	363	510			873
Loans and advances	17	37	-	-	54	-	2			2
R&M total	222	308	276	634	1,440	363	512			875
LUKOIL Investment*	-	-	-	-	-	-	-			-
Chemicals*	-	-	-	-	-	-	-			-
Emerging Businesses*	31	34	62	130	257	61	51			112
Corporate and Other*	41	45	45	77	208	80	31			111
Total Capital Program	3,021	2,788	2,824	4,265	12,898	3,534	3,633			7,167
* Capital expenditures and investments only.

TOTAL E&P

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income (Loss) ($ Millions)	2,329	(2,404)	2,082	2,608	4,615	2,887	3,999			6,886

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	2,020	1,910	1,759	1,835	1,880	1,794	1,750			1,772
E&P segment plus LUKOIL Investment segment:	2,465	2,383	2,191	2,261	2,324	2,253	2,198			2,226

Crude Oil and Condensate (MB/D)
Consolidated	840	760	730	752	770	758	731			744
Equity affiliates	120	128	44	43	84	45	41			43
Total	960	888	774	795	854	803	772			787
Sales of crude oil produced (MB/D)	949	876	803	792	854	773	803			788

Natural Gas Liquids (MB/D)	150	145	139	187	155	154	156			155

Natural Gas (MMCF/D)
Consolidated	5,313	5,124	4,916	4,981	5,082	4,900	4,818			4,859
Equity affiliates	9	9	-	-	5	-	-			-
Total	5,322	5,133	4,916	4,981	5,087	4,900	4,818			4,859

Canadian Syncrude (MB/D)	23	21	27	23	23	20	19			20

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	57.99	64.89	75.48	90.66	72.25	97.94	123.98			110.96
Brent dated	57.76	68.76	74.87	88.69	72.52	96.90	121.38			109.14
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	6.77	7.55	6.16	6.97	6.86	8.03	10.94			9.49

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	55.17	64.55	73.01	86.28	69.47	94.71	119.24			107.27
Equity affiliates	40.02	47.74	44.60	52.45	45.31	62.78	93.20			76.86
Total	53.38	61.97	71.34	84.53	67.11	92.88	118.01			105.68

Natural Gas Liquids ($/bbl)	38.56	44.80	48.09	54.82	47.13	60.14	68.42			64.40

Natural Gas ($/mcf)
Consolidated	6.36	6.45	5.56	6.66	6.26	8.03	9.87			8.94
Equity affiliates	0.29	0.30	-	-	0.30	-	-			-
Total	6.35	6.44	5.56	6.66	6.26	8.03	9.87			8.94

Exploration Charges ($ Millions)
Dry Holes	62	74	23	50	209	94	68			162
Lease Impairments	86	59	51	58	254	60	59			119
Total Non-Cash Charges	148	133	74	108	463	154	127			281
Other (G&G and Lease Rentals)	114	126	144	160	544	155	161			316
Total Exploration Charges	262	259	218	268	1,007	309	288			597

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,802	1,790	1,828	1,971	7,391	1,946	1,940			3,886

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	17	152	13	34	216	(10)	2			(8)

U.S. E&P

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income ($ Millions)	916	1,055	1,225	1,052	4,248	1,349	1,852			3,201

Alaska ($ Millions)	507	535	765	448	2,255	603	700			1,303
Lower 48 ($ Millions)	409	520	460	604	1,993	746	1,152			1,898

Production
Total U.S. (MBOE/D)	855	848	821	847	843	783	787			786

Crude Oil and Condensate (MB/D)
Alaska	276	267	241	257	261	254	244			249
Lower 48	104	105	103	98	102	97	95			96
Total	380	372	344	355	363	351	339			345
Sales of crude oil produced (MB/D)	372	370	380	340	365	344	353			348

Natural Gas Liquids (MB/D)*
Alaska	22	18	15	19	19	19	17			18
Lower 48**	68	71	73	106	79	69	76			73
Total	90	89	88	125	98	88	93			91
*Includes reinjection volumes sold lease-to-lease:	16	15	11	13	14	13	11			12

Natural Gas (MMCF/D)
Alaska	122	100	116	102	110	100	98			99
Lower 48	2,190	2,219	2,219	2,101	2,182	1,963	2,034			1,998
Total	2,312	2,319	2,335	2,203	2,292	2,063	2,132			2,097

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	48.83	56.31	66.54	81.17	62.91	89.07	112.23			100.93
West Coast	55.50	63.26	73.57	87.88	69.75	95.47	118.88			107.45
Lower 48	49.32	58.50	67.77	78.98	63.49	90.35	118.06			104.02
Total U.S.	53.78	61.91	72.00	85.31	68.00	94.02	118.66			106.51

Natural Gas Liquids ($/bbl)
Alaska	55.27	63.52	73.40	88.12	71.85	94.27	117.24			105.45
Lower 48***	36.46	43.29	46.37	48.88	44.43	55.33	62.27			58.97
Total U.S.	37.86	44.17	47.73	51.23	46.00	58.33	65.96			62.31

Natural Gas ($/mcf)
Alaska	4.19	4.04	2.15	4.12	3.68	4.31	3.81			4.10
Lower 48	6.21	6.51	5.38	5.88	5.99	7.67	9.74			8.72
Total U.S.	6.19	6.49	5.36	5.86	5.98	7.63	9.69			8.67

Kenai, Alaska LNG Sales
Volume (MMCF/D)	104	72	88	78	85	63	72			67
Sales price per MCF	5.83	5.86	6.01	7.28	6.21	6.72	7.15			6.95

U.S. Exploration Charges ($ Millions)
Dry Holes	13	36	19	14	82	25	20			45
Lease Impairments	43	43	43	40	169	42	40			82
Total Non-Cash Charges	56	79	62	54	251	67	60			127
Other (G&G and Lease Rentals)	26	40	57	50	173	39	50			89
Total U.S. Exploration Charges	82	119	119	104	424	106	110			216
Alaska Only	17	32	31	26	106	11	25			36

DD&A ($ Millions)
Alaska	168	167	165	167	667	149	163			312
Lower 48	618	661	667	642	2,588	616	613			1,229
Total U.S.	786	828	832	809	3,255	765	776			1,541

**Fourth quarter of 2007 includes 22 MBD related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were 5, 8, and 9 MBD, respectively. Fourth-quarter 2007 NGL production in L48 was 84 MBD excluding the adjustments.

***Fourth quarter of 2007 includes $6.36/bbl related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were $1.64/bbl, $2.23/bbl, and $2.49/bbl,respectively. Fourth-quarter 2007 NGL realized price in L48 was $55.24/bbl excluding the adjustments.

INTERNATIONAL E&P

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P
Net Income (Loss) ($ Millions)	1,413	(3,459)	857	1,556	367	1,538	2,147			3,685

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,165	1,062	938	988	1,037	1,011	963			986

Crude Oil and Condensate (MB/D)
Consolidated
Norway	179	145	166	158	162	153	145			150
United Kingdom	55	48	37	50	48	48	49			48
Canada	21	19	17	21	19	23	24			23
China	38	32	29	25	31	33	32			32
Indonesia	13	13	11	11	12	16	15			15
Vietnam	23	22	22	22	22	20	18			19
Timor Sea	24	26	21	19	22	23	21			22
Libya	45	47	48	47	47	47	48			48
Other	62	36	35	44	44	44	40			42
Equity affiliates
Canada	23	28	29	27	27	29	25			27
Russia	15	15	15	16	15	16	16			16
Venezuela	82	85	-	-	42	-	-			-
Total	580	516	430	440	491	452	433			442
Sales of crude oil produced (MB/D)	577	506	423	452	489	429	450			440

Natural Gas Liquids (MB/D)
Norway	8	5	7	12	8	13	11			12
United Kingdom	6	6	4	8	6	10	8			9
Canada	31	28	26	25	27	26	25			26
Timor Sea	12	14	11	12	12	15	14			14
Other	3	3	3	5	4	2	5			3
Total	60	56	51	62	57	66	63			64

Natural Gas (MMCF/D)
Consolidated
Norway	247	202	226	270	236	273	205			239
United Kingdom	785	668	519	723	673	695	623			659
Canada	1,152	1,133	1,069	1,073	1,106	1,101	1,055			1,078
China	11	12	13	8	11	10	9			10
Timor Sea	243	250	194	207	223	246	231			239
Indonesia	331	329	349	310	330	314	360			337
Vietnam	15	12	19	14	15	16	16			16
Libya	5	9	9	9	8	9	9			9
Other	212	190	183	164	188	173	178			175
Equity affiliates
Canada	-	-	-	-	-	-	-			-
Russia	-	-	-	-	-	-	-			-
Venezuela	9	9	-	-	5	-	-			-
Total	3,010	2,814	2,581	2,778	2,795	2,837	2,686			2,762

Canadian Syncrude (MB/D)	23	21	27	23	23	20	19			20

Darwin, Australia LNG Sales (MMCF/D)	388	449	347	348	383	417	396			407

INTERNATIONAL E&P (continued)

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	57.36	67.50	75.54	88.75	72.04	97.27	122.34			109.98
United Kingdom	55.52	66.99	72.98	86.26	71.01	93.96	118.79			108.44
Canada	48.70	58.42	67.75	73.08	61.77	84.49	108.43			96.58
China	54.93	66.39	71.79	85.51	67.69	93.69	120.63			107.21
Indonesia	54.66	65.46	72.46	89.26	69.99	92.48	109.83			101.06
Vietnam	57.88	67.03	75.14	89.64	72.54	98.31	126.11			111.30
Timor Sea	59.15	73.51	71.20	83.95	71.50	93.85	114.20			102.47
Libya	56.19	67.39	73.88	88.11	72.02	95.21	120.86			109.72
Other	55.73	67.71	74.48	87.54	69.76	97.56	119.35			108.94
Equity affiliates
Canada	32.46	32.46	38.48	46.90	37.94	57.95	96.78			76.77
Russia	37.92	50.25	55.84	63.05	52.29	70.41	86.00			77.03
Venezuela	42.54	51.54	-	-	47.46	-	-			-
Total	53.12	62.02	70.75	83.94	66.44	91.96	117.49			105.02

Natural Gas Liquids ($/bbl)
Norway	38.82	45.72	46.77	56.25	48.36	54.48	59.19			56.80
United Kingdom	34.93	39.34	36.91	52.79	41.78	55.88	66.90			62.07
Canada	41.15	46.82	51.77	66.27	50.85	68.84	83.57			76.06
Timor Sea	44.13	49.43	48.71	72.60	52.63	69.79	74.03			71.75
Other	8.32	29.42	34.00	42.30	31.17	13.83	43.22			32.88
Total	39.38	45.64	48.63	61.56	48.80	62.20	71.40			66.86

Natural Gas ($/mcf)
Consolidated
Norway	7.00	7.10	7.51	9.08	7.74	10.27	11.75			10.92
United Kingdom	8.14	7.23	6.69	9.19	7.92	9.20	10.48			9.81
Canada	6.38	6.60	5.13	6.20	6.09	7.81	10.19			8.97
China	2.64	2.74	2.78	3.37	2.85	3.60	3.69			3.64
Timor Sea	0.76	0.68	0.66	0.74	0.71	0.79	0.90			0.85
Indonesia	6.04	6.99	7.78	8.51	7.31	10.33	12.14			11.29
Vietnam	1.10	1.09	1.12	1.13	1.11	1.14	1.12			1.13
Libya	0.07	0.09	0.09	0.09	0.09	0.09	0.09			0.09
Other	2.71	2.53	2.41	3.43	2.75	3.79	3.99			3.89
Equity affiliates
Canada	-	-	-	-	-	-	-			-
Russia	-	-	-	-	-	-	-			-
Venezuela	0.29	0.30	-	-	0.30	-	-			-
Total	6.47	6.40	5.75	7.31	6.50	8.32	10.02			9.15

International Exploration Charges ($ Millions)
Dry Holes	49	38	4	36	127	69	48			117
Lease Impairments	43	16	8	18	85	18	19			37
Total Non-Cash Charges	92	54	12	54	212	87	67			154
Other (G&G and Lease Rentals)	88	86	87	110	371	116	111			227
Total International Exploration Charges	180	140	99	164	583	203	178			381

DD&A ($ Millions)	1,016	962	996	1,162	4,136	1,181	1,164			2,345

R&M

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income ($ Millions)	1,136	2,358	1,307	1,122	5,923	520	664			1,184

United States ($ Millions)	896	1,879	873	967	4,615	435	587			1,022
International ($ Millions)	240	479	434	155	1,308	85	77			162

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	11.81	22.57	11.73	8.47	13.64	7.79	10.93			9.36
U.S. Gulf Coast Crack Spread ($/bbl)	10.06	24.28	11.74	6.55	13.16	7.90	12.11			10.00
U.S. Group Central Crack Spread ($/bbl)	14.84	31.26	20.92	9.37	19.10	10.26	13.47			11.87
U.S. West Coast Crack Spread ($/bbl)	28.68	34.32	16.22	16.58	23.95	15.37	21.91			18.64
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	15.30	27.56	14.74	9.65	16.81	9.94	14.19			12.07
NW Europe Crack Spread ($/bbl)	12.06	15.56	13.37	15.55	14.14	16.09	25.78			20.94
Singapore 3:1:2 Crack Spread ($/bbl)	14.06	17.94	14.80	17.13	15.98	19.90	29.35			24.63
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)	1.15	2.09	0.65	(0.43)	0.87	1.07	0.37			0.72

Realized Margins
Refining Margin ($/bbl)
U.S.	11.87	19.59	10.86	11.56	13.41	8.00	10.29			9.18
International	5.06	9.68	6.05	6.72	6.92	6.42	6.70			6.56
Marketing Margin ($/bbl)*
U.S.	1.31	2.36	2.20	1.43	1.83	1.18	1.23			1.20
International	7.08	7.68	9.49	7.69	7.92	7.74	9.05			8.41

DD&A ($ Millions)	191	196	194	203	784	208	206			414

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(2)	-	(11)	(13)	38	(13)			25

Turnaround Expense ($ Millions)	75	58	27	80	240	90	170			260

Eastern U.S.
Crude Oil Charge Input (MB/D)	411	404	383	412	402	340	405			373
Total Charge Input (MB/D)	460	447	414	453	443	400	441			421
Crude Oil Capacity Utilization (%)	97%	96%	91%	97%	95%	80%	96%			88%
Clean Product Yield (%)	89%	86%	86%	90%	88%	89%	87%			88%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	744	709	736	712	726	659	720			689
Total Charge Input (MB/D)	823	790	829	794	810	732	810			771
Crude Oil Capacity Utilization (%)	102%	97%	100%	97%	99%	90%	98%			94%
Clean Product Yield (%)	81%	81%	80%	82%	81%	81%	76%			79%

Western U.S.
Crude Oil Charge Input (MB/D)	333	388	415	395	383	405	343			374
Total Charge Input (MB/D)	375	420	445	433	418	425	396			410
Crude Oil Capacity Utilization (%)	81%	94%	100%	95%	92%	97%	82%			90%
Clean Product Yield (%)	79%	79%	80%	80%	80%	80%	78%			79%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	185	170	166	175	174	177	182			179
Total Charge Input (MB/D)	188	175	170	179	178	179	184			181
Crude Oil Capacity Utilization (%)	99%	91%	89%	94%	93%	95%	97%			96%
Clean Product Yield (%)	88%	93%	88%	92%	90%	88%	89%			88%

Central U.S. - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	265	225	280	267	259	225	241			233
Total Charge Input (MB/D)	288	250	301	288	282	241	258			250
Crude Oil Capacity Utilization (%)	96%	81%	101%	96%	94%	91%	97%			94%
Clean Product Yield (%)	82%	85%	83%	84%	84%	84%	84%			84%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,938	1,896	1,980	1,961	1,944	1,806	1,891			1,848
Total Charge Input (MB/D)	2,134	2,082	2,159	2,147	2,131	1,977	2,089			2,033
Crude Oil Capacity Utilization (%)	95%	93%	97%	96%	96%	90%	94%			92%
Clean Product Yield (%)	83%	83%	82%	84%	83%	83%	81%			82%

Refined Products Production (MB/D)
Gasoline	962	957	959	978	964	892	876			884
Distillates	762	736	779	795	768	719	775			747
Other	428	394	439	392	414	380	444			412
Total	2,152	2,087	2,177	2,165	2,146	1,991	2,095			2,043

Petroleum Products Sales (MB/D)
Gasoline	1,258	1,300	1,212	1,207	1,244	1,070	1,127			1,098
Distillates	862	827	869	929	872	869	912			890
Other	480	503	439	309	432	384	404			394
Total	2,600	2,630	2,520	2,445	2,548	2,323	2,443			2,382
* Represents marketing sales price less product costs for all distribution channels other than commercial product supply.

** Represents a 50 percent interest in the Wood River refinery. Represents an 85 percent interest in the Borger refinery in 2007. Our ownership interest in the Borger refinery was reduced to 65 percent effective January 1, 2008. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

R&M (continued)

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	503	505	434	493	484	455	466			460
Total Charge Input (MB/D)	532	528	455	517	508	463	479			471
Crude Oil Capacity Utilization (%)	91%	92%	79%	89%	88%	82%	84%			83%
Clean Product Yield (%)	68%	67%	71%	65%	68%	65%	69%			67%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	120	145	140	124	132	123	123			123
Total Charge Input (MB/D)	121	146	142	125	134	124	124			124
Crude Oil Capacity Utilization (%)	83%	101%	104%	106%	98%	104%	104%			104%
Clean Product Yield (%)	77%	79%	81%	84%	80%	86%	83%			85%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	623	650	574	617	616	578	589			583
Total Charge Input (MB/D)	653	674	597	642	642	587	603			595
Crude Oil Capacity Utilization (%)	90%	93%	84%	92%	90%	86%	88%			87%
Clean Product Yield (%)	70%	69%	74%	69%	70%	70%	72%			71%

Refined Products Production (MB/D)
Gasoline	160	159	160	160	160	129	155			142
Distillates	289	302	273	277	285	274	274			274
Other	195	203	160	196	188	171	163			167
Total	644	664	593	633	633	574	592			583

Petroleum Products Sales (MB/D)
Gasoline	176	186	161	173	174	139	190			165
Distillates	381	379	328	366	363	321	324			323
Other	156	174	140	171	160	156	169			162
Total	713	739	629	710	697	616	683			650

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,561	2,546	2,554	2,578	2,560	2,384	2,480			2,431
Total Charge Input (MB/D)	2,787	2,756	2,756	2,789	2,773	2,564	2,692			2,628
Crude Oil Capacity Utilization (%)	94%	93%	94%	95%	94%	89%	93%			91%
Clean Product Yield (%)	80%	80%	80%	81%	80%	80%	79%			80%

Refined Products Production (MB/D)
Gasoline	1,122	1,116	1,119	1,138	1,124	1,021	1,031			1,026
Distillates	1,051	1,038	1,052	1,072	1,053	993	1,049			1,021
Other	623	597	599	588	602	551	607			579
Total	2,796	2,751	2,770	2,798	2,779	2,565	2,687			2,626

Petroleum Products Sales (MB/D)
Gasoline	1,434	1,486	1,373	1,380	1,418	1,209	1,317			1,263
Distillates	1,243	1,206	1,197	1,295	1,235	1,190	1,236			1,213
Other	636	677	579	480	592	540	573			556
Total	3,313	3,369	3,149	3,155	3,245	2,939	3,126			3,032
* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and our Wilhelmshaven refinery in Germany.

** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia. Through August 31, 2007, represents a 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic. We sold our interest in the two Czech refineries effective September 1, 2007.

LUKOIL INVESTMENT

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment
Net Income ($ Millions)	256	526	387	649	1,818	710	774			1,484

Upstream
Production*
Net crude oil production (MB/D)	393	427	390	395	401	392	387			390
Net natural gas production (MMCF/D)	309	278	249	188	256	404	363			383
BOE Total (MBOE/D)	445	473	432	426	444	459	448			454
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	53.96	65.30	72.21	85.90	69.49	93.01	117.34			105.27

Downstream
Refinery Throughput*
Crude Processed (MB/D)	219	184	226	227	214	222	215			218
* Represents our estimated net share of LUKOIL's crude processed.

MIDSTREAM

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income ($ Millions)	85	102	104	162	453	137	162			299

U.S. Equity Affiliate ($ Millions)*	50	76	90	120	336	118	137			255

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	15	23	26	24	22	-	-			-
International	-	-	-	-	-	-	-			-
Equity Affiliates
United States*	174	181	182	189	181	190	188			189
International	8	7	8	8	8	8	8			8
Total	197	211	216	221	211	198	196			197
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	161	163	155	160	160	141	149			145
International	13	13	13	13	13	13	13			13
Total	174	176	168	173	173	154	162			158
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	37.73	45.19	48.62	60.19	47.93	60.09	68.21			64.15
DCP Midstream	36.55	44.30	47.73	58.60	46.80	56.48	62.53			59.51
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	4	3	4	3	14	2	1			3

CHEMICALS

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals
Net Income (Loss) ($ Millions)	82	68	110	99	359	52	18			70

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	11.1	10.8	11.5	9.7	10.8	10.6	10.2			10.4
HDPE industry contract sales margin	13.5	14.6	14.8	13.6	14.1	14.9	15.0			15.0
Styrene industry contract sales margin	11.1	11.6	11.5	10.7	11.2	11.6	11.3			11.5

* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses
Net Income (Loss) ($ Millions)	(1)	(12)	3	2	(8)	12	8			20

Detail of Net Income (Loss) ($ Millions)
Power	13	(1)	21	20	53	27	26			53
Other	(14)	(11)	(18)	(18)	(61)	(15)	(18)			(33)
Total	(1)	(12)	3	2	(8)	12	8			20

CORPORATE AND OTHER

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other
Net Income (Loss) ($ Millions)	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)			(365)

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(244)	(224)	(195)	(157)	(820)	(108)	(119)			(227)
Corporate overhead	(23)	(54)	(49)	(50)	(176)	(44)	(68)			(112)
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-	-			-
Other	(61)	(43)	(65)	(60)	(229)	(27)	1			(26)
Total	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)			(365)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(395)	(411)	(485)	(340)	(1,631)	(319)	(324)			(643)
Capitalized interest	135	139	141	150	565	157	157			314
Interest revenue	31	24	153	38	246	72	14			86
Premium on early debt retirement	(17)	-	-	-	(17)	(14)	-			(14)
	(246)	(248)	(191)	(152)	(837)	(104)	(153)			(257)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(14)	(16)	(35)	(55)	(120)	(3)	41			38

Debt
Total Debt ($ Millions)	23,668	22,812	21,876	21,687	21,687	21,492	21,924			21,924
Debt-to-Capital Ratio	22%	21%	20%	19%	19%	19%	19%			19%

Common Stockholders' Equity ($ Millions)	84,782	84,928	86,933	88,983	88,983	89,575	92,398			92,398

									Page 12 of 12